UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Oppenheimer Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2015

Item 1.   Reports to Stockholders.

Annual Report 12/31/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® Limited Term New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond 5-Year (4-6) Index
1-Year	-1.02%	-3.25%	2.43%
5-Year	2.54	2.07	3.25
10-Year	3.04	2.80	4.12

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of February 16, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

At the beginning of 2016, the Commonwealth of Puerto Rico made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s general obligation (G.O.) securities. Similarly, PREPA, the Commonwealth’s electric utility authority, made a full payment of $215 million.

Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. The Commonwealth has filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval.

PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. Legislation was passed by both bodies of the Legislature before the deadline, and Governor Padilla has signed it into law.

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As expected, on February 1, 2016, Puerto Rico made its debt-service payments on securities issued by the Puerto Rico Sales Tax Financing Corporation. The payment for these bonds, which are known as COFINAs, was 99% funded at the end of December and totaled approximately $322 million. The COFINAs are backed by the sales and use tax. The Municipal Finance Authority (MFA) also made its payments on February 1. The PFC, however, did not honor its debt-service obligation on February 1.

The U.S. Supreme Court announced in early February that it would hear arguments related to the validity of the Puerto Rico Public Corporation Debt and Recovery Act (“the Recovery Act”) on March 22.

On Capitol Hill, officials from Puerto Rico appeared at a February 2, 2016 hearing of the House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs. The hearing included lengthy discussions about the benefits of establishing a federal control board to help the Commonwealth remedy its fiscal woes. Oppenheimer Rochester continues to believe that such a board would prove beneficial to the government and its authorities, to bondholders and to the people of Puerto Rico.

Subcommittee members continued to press for audited financials from the Commonwealth, which are also being sought by Wal-Mart, which is challenging new Puerto Rico tax laws that it says are discriminatory and violate the U.S. Constitution and federal laws. On February 16, 2016, the Puerto Rican government released draft financials for fiscal year 2014, which ended June 30, 2014. The subcommittee plans to meet February 25 to discuss a Treasury Department proposal on Puerto Rico’s fiscal conditions. Sen. Orrin Hatch, meanwhile, sent Gov. Padilla a letter seeking answers to a long list of questions and asked for a response by March 1.

In other developments, the Puerto Rico government has proposed a voluntary “bond exchange” that it says would reduce Puerto Rico’s debt burden to $26.5 billion, from $49.2 billion. Under the proposal, creditors would exchange existing bonds for “base bonds” and “growth bonds.” Interest payments on the former would not begin until January 2018, and payments on the latter would start a decade after the close of the exchange offer—but only if certain revenue levels have been achieved.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Amid low interest rates and extensive media coverage of the market’s ongoing challenges during the 12-month reporting period that ended December 31, 2015, Oppenheimer Rochester Limited Term New York Municipal Fund once again generated high levels of tax-free income. The Fund’s Class A shares provided a distribution yield of 3.79% at net asset value (NAV) at the end of this reporting period. Additionally, the Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s Other States Short-Intermediate Municipal Debt Funds category for 12-month distribution yield, a calculation that compares fund yields for the 12 months ended December 31, 2015.

MARKET OVERVIEW

The Fed Funds target rate, the short-term interest rate set by the Federal Open Market Committee (FOMC), was increased to the range of 0.25% to 0.50% on December 16, 2015, seven years to the day after it had been reduced to the range of zero to 0.25%. The last increase – to 5.25% – was announced June 29, 2006.

Despite ongoing concerns about low inflation due to decreasing oil prices and low import prices, the Fed cited steady job growth and a near-normal unemployment rate of 5% as reasons for the increase. In a statement following the December meeting, Fed officials

The average 12-month distribution yield in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was 2.32% at the end of this reporting period. At 3.79%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 147 basis points higher than the category average.

said they expect the economy to warrant only “gradual increases” over the next few years, projecting that interest rates would rise one percentage point per year.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.79%
Dividend Yield with sales charge	3.70
Standardized Yield	3.17
Taxable Equivalent Yield	6.18
Last distribution (12/31/15)	$0.0095
Total distributions (1/1/15 to 12/31/15)	$0.1185

  Endnotes for this discussion begin on page 21 of this report

5 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Many market watchers had predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise. Citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective,” the Committee voted to keep the short-term rate at zero to 0.25%.

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, a message that was repeated after the December 2015 increase. The Fed has suggested four rate hikes in 2016 but stressed that the recovery remains slow, and inflation is still feeble. “Rate increases could be faster or slower, based on economic data,” Fed officials said after the December meeting.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

On December 31, 2015, yields on high-grade municipal bonds at the lower end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of December 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 11 basis points from December 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 1.99% on December 31, 2015, down 8 basis points from the December 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.40%, up 21 basis points from the December 2014 date.

New York State, after several years of on-time budgets, missed its budget deadline by a few hours. The $142 billion spending plan for fiscal year 2016, which was approved in the wee hours of April 1, 2015, capped spending growth at 2% for the fifth straight year and included billions of dollars for infrastructure enhancements. For example, the state plans to invest $1.3 billion in the New York State Thruway system to keep tolls down while also supporting the construction of the new Tappan Zee Bridge. Also, $5.4 billion in bank settlement funds (from foreign banks that had been accused of misconduct) is slated for economic initiatives, including a variety of capital projects. More than a quarter of the

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bank settlements are earmarked for Gov. Andrew Cuomo’s proposed Upstate Revitalization Initiative, through which seven regions compete for funds that would strengthen “critical infrastructure” and support tourism efforts. Gov. Cuomo has allocated $500 million toward his goal of establishing statewide high-speed broadband access by the end of 2018. Other capital-related items from financial settlement monies include $400 million to support debt restructuring and capital projects for healthcare systems throughout the state; $250 million to build new Metro North train stations in the Bronx, Co-op City, Morris Park, Parkchester and Hunts Point; and $150 million for economic development and infrastructure projects on Long Island.

The new budget plan also calls for spending $1 billion to make infrastructure improvements in hospitals throughout the state, including $700 million in capital funding for central and east Brooklyn. An additional $50 million is designated to help municipalities repair and rehabilitate local roads and bridges affected by storms during the winter of 2014-2015. The state also plans to add the maximum allowable amount to its rainy day fund.

In June 2015 the Dormitory Authority of the State of New York (DASNY) sold $1.17 billion in New York State Personal Income Tax Revenue Bonds. The bond proceeds will fund previously authorized capital projects, including the construction of State University of New York educational and mental health facilities, environmental infrastructure projects, and grants for school construction.

In July 2015, the Rochester region won a nationwide competition as the site for an Institute for Manufacturing Innovation focusing on the field of integrated photonics (used in telecommunications and lasers). As a result, Rochester will receive $110 million in grant money from the Department of Defense, a $250 million commitment in state funding and another $250 million from private-sector partners. The project could mean thousands of jobs for the region as it brings together government, industry and academia to advance photonics research and its commercial use.

Also in upstate New York, state regulators licensed three new casinos in December 2015 for the Catskills, Schenectady and the Finger Lakes regions that are projected to bring in more than $300 million annually.

The Port Authority of New York and New Jersey completed a $400 million modernization project at JFK airport in September 2015. The project, estimated to create more than 2,460 jobs, is designed to increase the runway surface’s lifespan, help reduce delays and improve safety. The Authority also approved a 75-year lease with a developer to transform the former TWA flight center at JFK into a new hotel with shops and conference space. Gov. Cuomo also announced a $4 billion rebuilding of the 76-year-old LaGuardia airport. There will be a unified terminal, more parking spaces, two

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additional miles of flight space, and options for an air train and high-speed ferry services. According to the governor, more than half the cost will be funded by a public-private partnership.

Late in this reporting period, the Port Authority approved a $7.9 billion spending plan for fiscal year 2016 that will include $978 million for the World Trade Center Transportation Hub and $952 million for tunnel, bridge and bus terminal improvements.

As of December 15, 2015, New York State’s general obligation (G.O.) bonds were rated Aa1 by Moody’s Investors Service and AA-plus by Standard & Poor’s and Fitch Ratings.

New York City’s $78.5 billion budget for fiscal year 2016 was announced by Mayor Bill de Blasio and the City Council in late June 2015. The budget includes an additional $200 million in spending for 1,300 more police officers as well as programs for veterans, the aging, emergency food assistance, public schools and libraries.

On September 13, 2015, New York City opened the first new subway station in 26 years, providing the opportunity for 6.3 million annual conference attendees to arrive at the doorstep of the once isolated Jacob Javits Convention Center. The station, at 34th Street and 11th Avenue, cost $2.4 billion.

In October 2015, the New York City Transitional Finance Authority (TFA) announced the successful sale of $1 billion of tax-secured, fixed-rate subordinate bonds, including $350 million of tax-exempt new money bonds, $250 million of taxable new money bonds, and $400 million of tax-exempt refunding bonds.

Thanks to higher than expected tax collections, the Independent Budget Office organization projected that New York City’s surplus for fiscal year 2016 will total $963 million. Collections are now expected to reach $51 billion, 32% higher than before the recession. Strong job growth, tourism and a robust real estate market have driven tax revenues.

As of December 15, 2015, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held more than 680 securities as of December 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of

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The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA

Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella,	Charlie Pulire, CFA	Elizabeth Mossow,
CFA Senior Portfolio Manager	Senior Portfolio Manager	CFA Associate Portfolio Manager

holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 1.0 cent per share at the outset of the reporting period, was reduced to 0.95 cents per share beginning with the October 2015 payout. In all, the Fund distributed 11.85 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.18%, based on the Fund’s standardized yield as of December 31, 2015, and the current top federal and New York income tax rates. For high-income taxpayers in New York City, the amount was comparable to a taxable investment with a yield of 6.48%. As long-time investors know,

9 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

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yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds. Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 18.3% of the Fund’s total assets (18.7% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, several of which were issued in the Commonwealth of Puerto Rico and the U.S. Virgin Islands, made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 17.4% of the Fund’s total assets (17.7% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured or pre-refunded, include G.O. debt, which is backed by the full faith and taxing authority of state and local governments, and securities from many different sectors. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. In aggregate, the Fund’s holdings of bonds issued in Puerto Rico detracted from the Fund’s total return during this reporting period.

In June 2015, the Puerto Rican government passed a balanced budget for fiscal year 2016. The $9.8 billion spending plan includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also reduced the allocation to the Government Development Bank (GDB) to create a $275 million special fund to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased as well.

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Overall, we are encouraged by the government’s efforts to reduce spending and increase revenue.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. This development, among others, rattled the municipal bond market during this reporting period and had an adverse effect on the NAVs of this and other funds invested in securities issued in Puerto Rico.

Early in this reporting period, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (its aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. On July 6, 2015, a federal appeals court unanimously affirmed the judge’s decision.

The following month, the Commonwealth petitioned the U.S. Supreme Court to overturn the federal district court ruling. In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act.

As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

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Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, various market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Near the end of this reporting period, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers. However, Puerto Rico’s legislature adjourned in December before voting on the debt-restructuring agreement.

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The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” As of the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill establishes a new authority that could issue bonds and calls for as much as $3 billion to help the

Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016.

Near the end of this reporting period, there was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the GDB put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

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Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 12.7% of total assets (12.9% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 7.2% of total assets (7.3% of net assets), water utilities with 3.7% of total assets (3.8% of net assets), gas utilities with 1.4% of total assets (1.4% of net assets), and sewer utilities with 0.4% of total assets (0.4% of net assets) as of December 31, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in

New York State, Guam and the U.S. Virgin Islands as well as securities issued by PREPA and PRASA. All utilities sectors contributed positively to the Fund’s performance this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. On December 31, 2015, 13.4% of the Fund’s total assets (13.6% of net assets) were invested in the marine/aviation facilities sector. Our holdings in the sector included two bonds issued in Puerto Rico and one issued in Guam, and the sector contributed positively to the Fund’s performance this reporting period.

G.O. securities comprised 10.4% of total assets (10.5% of net assets) as of December 31, 2015. At the end of this reporting period the Fund held bonds issued in various New York municipalities, including insured bonds issued in the Commonwealth of Puerto Rico, and all contributed positively to Fund performance. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 9.0% of total assets (9.2% of net assets) as of

15 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

December 31, 2015. The bonds in this sector, half of which were issued in Puerto Rico and one in the U.S. Virgin Islands, are used to build and maintain roadways and highway amenities. The sector detracted from the Fund’s total return this reporting period.

As of December 31, 2015, the Fund was invested in the hospital/healthcare sector, which represented 5.8% of total assets (5.9% of net assets). Our holdings in this sector, including five bonds issued in the Commonwealth of Puerto Rico, consist of securities across the credit spectrum, but most are investment grade. Bonds held in this sector contributed positively to Fund performance this reporting period.

The Fund’s investments in government appropriation bonds represented 4.7% of the Fund’s total assets (4.8% of net assets) as of December 31, 2015. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. The Fund’s holdings in this sector include one bond issued in Puerto Rico and one in Guam, and detracted from Fund performance this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of December 31, 2015 also contributed positively to the

Fund’s performance: Investors benefited this reporting period from the Fund’s holdings in sectors focused on Special Tax, multifamily housing, education, not-for-profit organizations, and energy equipment and services, among others.

Higher education, municipal leases, sports facility revenue and the sales tax sectors detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors, which included securities issued in Puerto Rico, Guam, and the U.S. Virgin Islands, were relatively small as of December 31, 2015.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or

16 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of December 31, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

17 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

18 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco-Master Settlement Agreement	18.3%
Marine/Aviation Facilities	13.4
General Obligation	10.4
Highways/Commuter Facilities	9.0
Electric Utilities	7.2
Hospital/Healthcare	5.8
Government Appropriation	4.7
Higher Education	4.7
Water Utilities	3.7
Special Tax	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.3%	1.3%	5.6%
AA	42.6	0.0	42.6
A	10.1	0.1	10.2
BBB	22.5	2.0	24.5
BB or lower	16.6	0.5	17.1
Total	96.1	3.9	100.0

The percentages above are based on the market value of the securities as of December 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

19 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 12/31/15

	Without Sales Charge	With Sales Charge
Class A	3 .79%	3.70%
Class B	2 .87	N/A
Class C	2 .89	N/A
Class Y	4 .08	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/15

Class A	3 .17%
Class B	2 .49
Class C	2 .49
Class Y	3 .49

TAXABLE EQUIVALENT YIELDS

As of 12/31/15

Class A	6 .18%
Class B	4 .85
Class C	4 .85
Class Y	6 .80

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-1.02%	2.54%	3.04%	4.70%
Class B (LTBBX)	5/1/97	-1.45	1.71	2.50	3.76
Class C (LTNCX)	5/1/97	-1.45	1.78	2.27	3.22
Class Y (LTBYX)	3/30/11	-0.77	N/A	N/A	2.92

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-3.25%	2.07%	2.80%	4.60%
Class B (LTBBX)	5/1/97	-5.27	1.54	2.50	3.76
Class C (LTNCX)	5/1/97	-2.40	1.78	2.27	3.22
Class Y (LTBYX)	3/30/11	-0.77	N/A	N/A	2.92

20 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5-Year (4-6) Index, which is an index of a broad range of investment-grade municipal bonds and is the 4- to 6- year component of the Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0095 for the 37-day accrual period ended December 31, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on December 31, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price

21 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0072, $0.0072 and $0.0102, respectively, for the 37-day accrual period ended December 31, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended December 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 9 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

22 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

23 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Class A	$1,000 .00	$999 .00	$4 .44
Class B	1,000 .00	998 .50	8 .30
Class C	1,000 .00	998 .50	8 .30
Class Y	1,000 .00	1,000 .30	3 .18

Hypothetical
(5% return before expenses)
Class A	1,000 .00	1,020 .77	4 .49
Class B	1,000 .00	1,016 .94	8 .37
Class C	1,000 .00	1,016 .94	8 .37
Class Y	1,000 .00	1,022 .03	3 .22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Class A	0 .88%
Class B	1 .64
Class C	1 .64
Class Y	0 .63

25 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS December 31, 2015

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—98.0%
New York—68.4%
$50,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	07/01/2016	A	$50,137
475,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	07/01/2021	A	531,021
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000	11/15/2025	11/15/2020	A	244,952
170,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.400	12/01/2018	01/31/2016	A	170,437
1,365,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.500	04/01/2018	04/12/2017	B	1,350,558
455,000	Albany, NY IDA (H. Johnson Office Park)[1]	5.750	03/01/2018	03/01/2016	A	465,096
3,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.750	11/15/2022	11/15/2017	A	3,277,290
20,000	Blasdell, NY Water System	5.125	06/15/2017	01/31/2016	A	20,084
310,000	Brookhaven, NY IDA (Enecon Corp.)[1]	5.800	11/01/2018	11/19/2017	B	312,787
1,355,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2019	07/15/2019		1,528,697
1,400,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2018	07/15/2018		1,536,584
2,325,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2017	07/15/2017		2,477,311
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750	10/01/2026	04/01/2021	A	1,593,148
1,125,000	Build NYC Resource Corp. (Pratt Paper)[1,2]	3.750	01/01/2020	04/23/2018	B	1,172,587
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)[1]	4.750	12/15/2026	12/15/2022	A	2,243,360
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2026	07/01/2022	A	1,931,688
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2028	07/01/2022	A	1,977,016
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2025	07/01/2022	A	2,007,961
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2024	07/01/2022	A	1,652,643
600,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2021	08/01/2021		692,580
500,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2022	08/01/2022		582,835
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2032	08/01/2022	A	1,111,710
500,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	05/01/2016	A	504,705
10,000	Deerfield, NY GO1	5.500	06/15/2018	06/15/2016	A	10,145
15,000	Deerfield, NY GO1	5.500	06/15/2019	06/15/2016	A	15,203
15,000	Deerfield, NY GO1	5.500	06/15/2020	06/15/2016	A	15,197
10,000	Deerfield, NY GO1	5.500	06/15/2016	06/15/2016		10,185
10,000	Deerfield, NY GO1	5.500	06/15/2017	06/15/2016	A	10,169

26 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$3,050,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000%	10/01/2030	04/17/2020	A	$3,206,190
1,135,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[1]	4.800	08/01/2019	02/01/2016	A	1,138,019
510,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500	08/01/2033	08/01/2016	A	517,033
590,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.150	08/01/2016	08/01/2016		597,977
115,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700	04/01/2021	01/31/2016	A	115,392
2,595,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750	05/01/2029	05/01/2018	A	2,887,820
500,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2025	04/01/2022	A	587,305
700,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2026	04/01/2022	A	817,859
600,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2023	04/01/2022	A	714,480
525,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2024	04/01/2022	A	620,471
9,750,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2038	06/28/2030	B	9,645,870
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2031	01/31/2016	A	29,615,000
270,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2023	06/01/2023		296,249
285,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2024	06/01/2024		313,651
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	A	938,715
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2025	09/01/2022	A	583,875
905,000	Glen Cove, NY GO1	6.250	04/01/2025	04/01/2016	A	911,679
1,105,000	Glen Cove, NY GO1	6.250	04/01/2026	04/01/2016	A	1,112,967
750,000	Glen Cove, NY GO1	6.250	04/01/2024	04/01/2016	A	755,662
10,000	Glen Falls, NY GO1	5.250	04/01/2018	04/01/2016	A	10,080
270,000	Gloversville, NY GO1	5.800	03/15/2017	03/15/2016	A	273,129
285,000	Gloversville, NY GO1	5.800	03/15/2018	03/15/2016	A	287,907
75,000	Hempstead Village, NY GO1	5.000	09/15/2020	09/15/2016	A	76,510
75,000	Hempstead Village, NY GO1	5.000	09/15/2021	09/15/2016	A	76,447
75,000	Hempstead Village, NY GO1	5.000	09/15/2022	09/15/2016	A	76,354
75,000	Hempstead Village, NY GO1	5.000	09/15/2019	09/15/2016	A	76,586
75,000	Hempstead Village, NY GO1	5.000	09/15/2018	09/15/2016	A	76,669
75,000	Hempstead Village, NY GO1	5.000	09/15/2017	09/15/2016	A	76,801
75,000	Hempstead Village, NY GO1	5.000	09/15/2023	09/15/2016	A	76,273
20,000	Hudson Falls, NY Central School District[1]	4.750	06/15/2019	06/15/2019		21,844
230,000	L.I., NY Power Authority[1]	6.000	05/01/2033	05/01/2019	A	267,922
19,945,000	L.I., NY Power Authority, Series A1	5.000	09/01/2026	09/01/2022	A	23,139,192
100,000	L.I., NY Power Authority, Series A1	5.250	12/01/2020	06/01/2016	A	102,051
1,700,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	04/01/2019	A	1,907,162

27 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$195,000	L.I., NY Power Authority, Series A1	5.700%	04/01/2030	04/01/2019	A	$224,537
250,000	L.I., NY Power Authority, Series A1	5.500	04/01/2024	04/01/2019	A	286,272
480,000	L.I., NY Power Authority, Series A1	6.250	04/01/2033	04/01/2019	A	561,134
50,000	L.I., NY Power Authority, Series A1	5.000	12/01/2025	06/01/2016	A	50,825
14,825,000	L.I., NY Power Authority, Series B1	5.000	09/01/2029	09/01/2022	A	16,953,573
10,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2027	09/01/2022	A	11,517,200
4,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2024	09/01/2022	A	4,717,960
75,000	Livonia, NY GO1	5.000	06/15/2021	06/15/2017	A	78,041
80,000	Livonia, NY GO1	5.000	06/15/2022	06/15/2017	A	82,969
70,000	Livonia, NY GO1	5.000	06/15/2020	06/15/2017	A	73,044
75,000	Livonia, NY GO1	5.000	06/15/2025	06/15/2017	A	77,491
90,000	Livonia, NY GO1	5.000	06/15/2024	06/15/2017	A	93,093
85,000	Livonia, NY GO1	5.000	06/15/2023	06/15/2017	A	88,034
415,000	Lockport City, NY GO1	5.000	10/15/2019	10/15/2019		451,923
375,000	Lockport City, NY GO1	5.000	10/15/2017	10/15/2017		390,765
395,000	Lockport City, NY GO1	5.000	10/15/2018	10/15/2018		420,699
355,000	Lockport City, NY GO1	5.000	10/15/2016	10/15/2016		361,844
25,000	Long Beach, NY GO1	4.000	07/15/2016	07/15/2016		25,455
35,000	Lyncourt, NY Fire District[1]	6.000	10/15/2016	04/15/2016	A	35,505
1,845,000	Lyons, NY Community Health Initiatives Corp.[1]	5.550	09/01/2024	03/01/2016	A	1,870,332
20,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)[1]	4.000	01/01/2018	01/31/2016	A	20,025
45,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)	4.000	01/01/2016	01/01/2016		45,000
5,000	Monroe County, NY GO	5.000	06/01/2017	01/31/2016	A	5,020
345,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2027	12/01/2022	A	393,096
660,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2028	12/01/2022	A	748,750
400,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2026	12/01/2022	A	457,724
320,000	Monroe County, NY IDA (Southview Towers)[1]	6.125	02/01/2020	02/01/2016	A	321,062
95,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.000	07/01/2016	07/01/2016		94,829
350,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[1]	5.000	07/01/2026	07/01/2025	A	416,258
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	A	220,334
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2023	06/01/2022	A	707,262
15,000	Monroe County, NY Water Authority	5.250	08/01/2016	02/01/2016	A	15,064
7,800,000	Monroe, NY Newpower Corp.[1]	6.375	01/01/2024	07/01/2016	A	7,893,054
280,000	Mount Vernon, NY IDA (Kings Court)[1]	5.125	12/01/2023	01/31/2016	A	280,518
975,000	Mount Vernon, NY IDA (Macedonia Towers)[1]	5.125	12/01/2023	01/31/2016	A	976,638

28 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York (Continued)
$4,760,000	Nassau County, NY GO1	5.000%		04/01/2027	04/01/2024	A	$5,656,689
300,000	Nassau County, NY IDA (ACDS)[1]	5.950		11/01/2022	11/01/2019	A	302,817
245,000	Nassau County, NY IDA (ACDS)[1]	6.000		12/01/2019	12/01/2016	A	245,794
65,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.000		11/01/2016	01/31/2016	A	65,083
70,000	Nassau County, NY IDA (ALIA-CRR)[1]	7.000		11/01/2016	01/31/2016	A	70,090
15,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.000		11/01/2016	01/31/2016	A	15,019
65,000	Nassau County, NY IDA (ALIA-HKSB)[1]	7.000		11/01/2016	01/31/2016	A	65,083
1,400,000	Nassau County, NY IDA (CSMR)[1]	5.950		11/01/2022	11/01/2019	A	1,413,146
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950		11/01/2022	11/01/2019	A	201,878
85,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.000		11/01/2017	11/01/2017		85,322
200,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	11/01/2019	A	201,878
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000		03/01/2021	03/01/2020	A	555,235
500,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150		11/01/2022	11/01/2019	A	508,410
200,000	Nassau County, NY IDA (WORCA)[1]	6.000		12/01/2019	12/01/2016	A	200,658
40,000	Nassau County, NY IDA, Series C1	6.000		12/01/2019	12/01/2016	A	40,132
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000		07/01/2027	07/01/2022	A	6,407,680
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)[1]	5.000		07/01/2027	07/01/2022	A	4,988,700
7,510,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250		07/01/2027	07/01/2016	A	7,511,953
1,860,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.500		07/01/2019	07/01/2016	A	1,869,486
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750		02/01/2032	02/01/2016	A	2,539,918
615,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.650		08/01/2020	02/01/2016	A	617,153
55,000	Niagara County, NY IDA (Affinity Foxwood Place)[1,2]	4.350		01/20/2017	07/16/2016	B	55,526
400,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	01/31/2016	A	400,684
45,000	Niagara Falls, NY Public Water Authority[1]	5.000		07/15/2024	01/31/2016	A	45,091
1,000,000	Niagara Falls, NY Public Water Authority[1]	5.500		07/15/2034	01/31/2016	A	1,001,910
320,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2026	05/01/2022	A	355,942
1,925,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	0.855	[3]	04/01/2024	01/06/2016	A	1,771,000
175,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	0.502	[3]	04/01/2024	01/07/2016	A	161,875

29 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$800,000	North Babylon, NY Volunteer Fire Company[1]	5.750%	08/01/2022	02/01/2016	A	$801,680
270,000	NY Capital District Youth Center[1]	6.000	02/01/2017	02/01/2016	A	271,139
3,295,000	NY Counties Tobacco Trust I1	6.625	06/01/2042	01/31/2016	A	3,295,758
4,670,000	NY Counties Tobacco Trust I1	6.300	06/01/2019	01/31/2016	A	4,671,027
4,390,000	NY Counties Tobacco Trust I1	6.500	06/01/2035	01/31/2016	A	4,391,054
4,745,000	NY Counties Tobacco Trust II (TASC)[1]	5.250	06/01/2025	01/31/2016	A	4,752,687
2,330,000	NY Counties Tobacco Trust II (TASC)[1]	6.000	06/01/2016	01/31/2016	A	2,330,116
800,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	01/31/2016	A	804,400
905,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	01/31/2016	A	906,475
2,245,000	NY Counties Tobacco Trust III[1]	5.750	06/01/2033	01/31/2016	A	2,245,606
18,575,000	NY Counties Tobacco Trust III (TASC)[1]	6.000	06/01/2043	01/31/2016	A	18,579,829
1,685,000	NY Counties Tobacco Trust IV1	4.250	06/01/2021	01/31/2016	A	1,685,438
4,520,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750	06/01/2026	02/22/2021	B	4,442,618
5,000	NY MTA Commuter Facilities, Series 7[1]	5.625	07/01/2016	01/31/2016	A	5,092
300,000	NY MTA, Series 2008C1	6.250	11/15/2023	11/15/2018	A	344,016
10,785,000	NY MTA, Series A1	5.000	11/15/2026	05/15/2016	A	10,973,414
4,330,000	NY MTA, Series A1	5.000	11/15/2031	11/15/2016	A	4,490,253
12,475,000	NY MTA, Series A1	5.250	11/15/2029	05/15/2016	A	12,704,540
7,150,000	NY MTA, Series A1	5.000	11/15/2026	11/15/2017	A	7,670,162
100,000	NY MTA, Series B1	5.000	11/15/2023	11/15/2016	A	103,892
400,000	NY MTA, Series B1	5.000	11/15/2018	11/15/2016	A	416,296
14,000,000	NY MTA, Series C1	5.000	11/15/2028	11/15/2022	A	16,607,500
10,000,000	NY MTA, Series C1	5.000	11/15/2029	11/15/2022	A	11,862,500
5,000,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	5,898,800
5,000,000	NY MTA, Series D1	5.000	11/15/2031	11/15/2021	A	5,831,200
20,000,000	NY MTA, Series D1	5.000	11/15/2029	11/15/2022	A	23,725,000
4,000,000	NY MTA, Series D1	5.000	11/01/2025	11/01/2022	A	4,783,920
23,000,000	NY MTA, Series D1	5.000	11/15/2027	11/15/2019	A	26,057,160
5,075,000	NY MTA, Series D-1[1]	5.000	11/01/2028	11/01/2022	A	6,016,565
11,800,000	NY MTA, Series D-1[1]	5.000	11/01/2026	11/01/2022	A	14,095,926
5,200,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2021	06/01/2016	A	5,303,116
7,980,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2022	06/01/2017	A	8,452,975
7,890,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2017	06/01/2017		8,364,110
2,000,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2021	06/01/2017	A	2,118,540
7,300,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2022	06/01/2017	A	7,732,671
5,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2028	11/15/2022	A	6,034,750
4,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	11/15/2022	A	4,807,760
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	11/15/2018	A	1,105,240
2,540,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	11/15/2022	A	3,052,928

30 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000%	11/15/2030	11/15/2022	A	$1,791,825
4,540,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2034	04/26/2031	B	4,391,224
133,900,000	NY TSASC, Inc. (TFABs)[1]	4.750	06/01/2022	06/01/2016	A	134,371,328
120,000	NY Valley Health Devel. Corp.	6.750	05/20/2022	01/31/2016	A	120,649
205,000	NYC GO1	5.000	08/01/2024	08/01/2016	A	210,471
20,810,000	NYC GO1	5.000	08/01/2024	08/01/2016	A	21,378,737
640,000	NYC GO1	5.000	08/01/2023	02/01/2016	A	642,618
1,995,000	NYC GO1	5.000	08/01/2024	02/01/2016	A	2,003,080
30,000	NYC GO1	5.000	08/01/2027	02/01/2016	A	30,117
26,090,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	31,435,841
22,970,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	27,850,206
28,685,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	34,562,433
18,760,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	22,745,750
5,000	NYC GO1	5.000	08/01/2024	02/01/2016	A	5,020
5,000	NYC GO	5.500	06/01/2028	01/31/2016	A	5,021
5,000	NYC GO	6.000	02/15/2024	01/31/2016	A	5,024
50,000	NYC GO	5.875	06/01/2019	01/31/2016	A	50,238
5,000	NYC GO	5.750	08/01/2018	02/01/2016	A	5,023
19,505,000	NYC GO1	5.000	08/01/2028	08/01/2019	A	21,872,517
8,065,000	NYC GO1	5.000	08/01/2023	08/01/2019	A	9,144,178
9,500,000	NYC GO1	5.250	04/01/2028	04/01/2019	A	10,634,015
5,000	NYC GO	5.500	02/15/2026	01/31/2016	A	5,022
5,000	NYC GO	5.125	08/01/2022	02/01/2016	A	5,020
7,820,000	NYC GO1	5.000	10/01/2031	10/01/2022	A	9,159,488
10,000	NYC GO	5.500	11/15/2037	01/31/2016	A	10,043
55,000	NYC GO	5.875	08/01/2019	02/01/2016	A	55,260
45,000	NYC GO1	7.750	08/15/2027	02/15/2016	A	45,403
10,000	NYC GO	5.500	02/15/2026	01/31/2016	A	10,044
5,000	NYC GO	5.000	06/01/2023	01/31/2016	A	5,020
4,000,000	NYC GO1	5.000	10/01/2030	10/01/2022	A	4,696,120
2,000,000	NYC GO1	5.000	08/01/2029	08/01/2022	A	2,359,120
3,825,000	NYC GO1	5.125	12/01/2024	12/01/2017	A	4,140,142
2,675,000	NYC GO1	5.125	12/01/2024	12/01/2017	A	2,894,591
2,805,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2027	05/01/2017	A	2,886,906
800,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	05/01/2019	A	869,232
225,000	NYC HDC (Multifamily Hsg.)[1]	5.150	11/01/2037	05/01/2017	A	228,886
1,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000	11/01/2030	05/01/2018	A	1,540,935
260,000	NYC HDC (Multifamily Hsg.)[1]	5.200	11/01/2035	05/01/2018	A	266,666
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	1,966,642
4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2028	05/01/2018	A	4,977,405
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	5,072,382
30,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2018	05/01/2018	A	31,837
200,000	NYC HDC (Multifamily Hsg.)[1]	6.250	11/01/2023	11/01/2018	A	222,180
35,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	01/31/2016	A	35,068
2,500,000	NYC HDC, Series B1[1]	5.100	11/01/2027	05/01/2017	A	2,569,675
37,400,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	02/15/2020	A	41,410,776
250,000	NYC IDA (American Airlines)[1]	7.625	08/01/2025	08/01/2016	A	261,342
110,000	NYC IDA (Calhoun School)[1]	6.250	12/01/2016	12/01/2016	A	115,706

31 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$85,000	NYC IDA (Center for Elimination of Family Violence)[1]	6.250%	11/01/2016	11/01/2016		$85,524
100,000	NYC IDA (Center for Family Support)[1]	5.800	07/01/2023	10/05/2021	B	99,706
100,000	NYC IDA (Center for Family Support)[1]	5.800	07/01/2023	07/01/2016	A	103,711
1,400,000	NYC IDA (Chapin School)[1]	4.800	11/01/2018	11/01/2016	A	1,419,950
35,000	NYC IDA (College of Mount St. Vincent)[1]	4.750	06/01/2025	01/31/2016	A	35,052
970,000	NYC IDA (Comprehensive Care Management)[1]	5.750	05/01/2019	05/01/2016	A	978,837
935,000	NYC IDA (Comprehensive Care Management)[1]	5.750	11/01/2018	05/01/2016	A	944,116
660,000	NYC IDA (Comprehensive Care Management)[1]	5.750	08/01/2018	05/01/2016	A	666,435
240,000	NYC IDA (Guttmacher Institute)[1]	5.250	12/01/2016	12/01/2016		241,846
300,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	07/01/2016	A	303,156
105,000	NYC IDA (Manhattan Community Access Corp.)[1]	5.250	12/01/2016	12/01/2016		105,375
145,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	11/14/2017	B	149,105
720,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	11/16/2017	B	740,383
580,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2016	11/01/2016		588,184
4,585,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2025	01/31/2016	A	4,596,187
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	01/31/2016	A	5,877,023
75,000	NYC IDA (Polytechnic University)[1]	4.550	11/01/2018	11/01/2017	A	79,484
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125	01/01/2029	01/01/2019	A	224,964
305,000	NYC IDA (Reece School)[1]	6.500	12/01/2017	06/04/2017	B	313,192
2,060,000	NYC IDA (Rosco, Inc.)[1]	5.625	06/01/2022	08/27/2019	B	2,082,825
4,425,000	NYC IDA (Samaritan Aids Services)[1]	5.000	11/01/2024	01/31/2016	A	4,435,708
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000	07/01/2021	07/01/2021		281,110
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000	07/01/2020	07/01/2020		554,915
2,800,000	NYC IDA (UNICEF)[1]	5.050	11/01/2018	11/01/2016	A	2,803,360
200,000	NYC IDA (Yankee Stadium)[1,5]	1.041	03/01/2025	03/01/2025		182,962
195,000	NYC IDA (Yankee Stadium)[1,5]	1.031	03/01/2024	03/01/2024		181,541
985,000	NYC IDA (Yankee Stadium)[1,5]	1.051	03/01/2026	03/01/2026		900,339
3,430,000	NYC IDA (Yankee Stadium)[1,5]	0.841	03/01/2016	03/01/2016		3,421,905
1,000,000	NYC IDA (Yankee Stadium)[1,5]	1.061	03/01/2027	03/01/2027		911,710
3,000,000	NYC IDA (Yankee Stadium)[1,5]	0.961	03/01/2020	03/01/2020		2,878,950
750,000	NYC IDA (Yankee Stadium)[1,5]	0.931	03/01/2019	03/01/2019		726,922
6,550,000	NYC IDA (Yankee Stadium)[1,5]	1.021	03/01/2023	03/01/2023		6,179,532
8,655,000	NYC IDA (Yankee Stadium)[1,5]	1.011	03/01/2022	03/01/2022		8,235,579
1,415,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.350	11/01/2017	05/07/2017	B	1,437,796

32 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$29,450,000	NYC Municipal Water Finance Authority[1]	5.000%	06/15/2031	06/15/2021	A	$34,038,015
1,695,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2040	06/15/2019	A	1,934,283
10,755,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	06/15/2021	A	12,544,524
30,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2030	06/15/2020	A	34,335,300
410,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	454,526
8,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	12/15/2019	A	9,712,695
1,535,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	06/15/2019	A	1,722,531
1,615,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	1,796,623
6,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2017	A	6,341,520
150,000	NYC Transitional Finance Authority[1]	5.375	01/15/2030	01/15/2019	A	167,719
11,325,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2030	07/15/2022	A	13,211,971
1,880,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2027	07/15/2022	A	2,221,897
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2029	07/15/2022	A	11,738,800
9,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2028	07/15/2022	A	10,603,800
7,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2027	05/01/2018	A	7,618,870
7,865,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	8,309,923
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	11/01/2018	A	11,154,100
1,585,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	02/01/2030	02/01/2021	A	1,855,132
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	A	1,954,656
3,985,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	4,198,636
385,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2025	05/01/2018	A	419,939
935,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2028	05/01/2018	A	1,016,906
3,730,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2028	05/01/2018	A	4,081,254
9,615,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2025	05/01/2018	A	10,520,445
2,675,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2026	05/01/2018	A	2,926,905

33 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[1]	5.250%	12/01/2018	12/01/2018		$55,649
5,000	NYS DA (4201 School Programs)	5.000	07/01/2018	01/31/2016	A	5,020
2,930,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	10/18/2020	B	2,977,847
25,000	NYS DA (Brookdale Hospital Medical Center)	5.200	02/15/2016	01/31/2016	A	25,107
50,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	01/31/2016	A	50,216
65,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	01/31/2016	A	65,281
1,255,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2025	07/01/2022	A	1,531,753
500,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2028	07/01/2022	A	558,660
350,000	NYS DA (Dept. of Health)	5.000	07/01/2021	01/31/2016	A	351,383
500,000	NYS DA (Dept. of Health)	5.000	07/01/2025	01/31/2016	A	501,975
45,000	NYS DA (Dept. of Health)	5.000	07/01/2028	01/31/2016	A	45,168
880,000	NYS DA (Dept. of Health)	5.250	07/01/2023	01/31/2016	A	883,731
285,000	NYS DA (FNHC/KR/MMWNHC Obligated Group)	5.750	07/01/2017	01/31/2016	A	286,217
50,000	NYS DA (Green Chimneys School)[1]	5.500	07/01/2018	01/31/2016	A	50,876
1,000,000	NYS DA (Health Center/BFCC/USBFCC Obligated Group)	5.000	11/15/2019	01/31/2016	A	1,004,030
1,060,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	07/01/2017	A	1,121,915
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2023	07/01/2022	A	1,139,820
1,110,000	NYS DA (Iona College)[1]	5.000	07/01/2022	07/01/2022		1,274,125
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2026	07/01/2022	A	1,114,510
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2027	07/01/2022	A	1,107,680
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2024	07/01/2022	A	1,129,610
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2025	07/01/2022	A	1,121,090
30,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.125	07/01/2021	01/31/2016	A	30,062
25,000	NYS DA (Kingsbrook Jewish Medical Center)[1]	4.750	02/01/2023	02/01/2016	A	25,085
70,000	NYS DA (La Salle School)	5.000	07/01/2018	01/31/2016	A	70,285
250,000	NYS DA (Mental Health Services Facilities)	5.000	02/15/2022	01/31/2016	A	250,995
430,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2018	02/15/2017	A	450,399
100,000	NYS DA (Mental Health Services Facilities)[1]	6.250	02/15/2031	08/15/2018	A	113,635
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2026	07/01/2019	A	901,933
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2025	07/01/2019	A	1,188,195
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2027	07/01/2019	A	693,784
3,365,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2021	02/01/2018	A	3,615,827
500,000	NYS DA (Montefiore Medical Center)	5.000	08/01/2019	02/01/2016	A	501,975
10,000	NYS DA (Montefiore Medical Center)	5.000	08/01/2023	02/01/2016	A	10,039

34 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$4,020,000	NYS DA (Montefiore Medical Center)[1]	5.000%	08/01/2029	02/01/2016	A	$4,035,557
50,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2033	02/01/2016	A	50,182
25,000	NYS DA (Montefiore Medical Center)	5.000	02/01/2022	02/01/2016	A	25,097
620,000	NYS DA (Montefiore Medical Center)	5.000	02/01/2028	02/01/2016	A	622,313
150,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2022	07/01/2020	A	174,221
5,000,000	NYS DA (Municipal Health Facilities)[1]	5.000	01/15/2032	01/15/2018	A	5,354,900
285,000	NYS DA (Municipal Health Facilities)[1]	4.750	01/15/2029	01/31/2016	A	286,046
4,600,000	NYS DA (North General Hospital)	5.750	02/15/2016	01/31/2016	A	4,620,332
3,750,000	NYS DA (North General Hospital)[1]	5.750	02/15/2020	01/31/2016	A	3,762,338
5,665,000	NYS DA (North General Hospital)[1]	5.750	02/15/2019	01/31/2016	A	5,684,431
100,000	NYS DA (North General Hospital)	5.750	02/15/2017	01/31/2016	A	100,383
8,475,000	NYS DA (North General Hospital)[1]	5.000	02/15/2025	01/31/2016	A	8,492,628
15,000	NYS DA (North Onondaga Public Library)	4.875	07/01/2017	01/31/2016	A	15,042
100,000	NYS DA (North Shore L.I. Jewish Health Care/North Shore University Hospital Obligated Group)[1]	5.500	05/01/2030	05/01/2019	A	114,674
450,000	NYS DA (Northeast Parent & Child)[1]	5.500	07/01/2018	01/31/2016	A	450,990
1,850,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2020	07/01/2016	A	1,888,924
13,480,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2026	07/01/2016	A	13,713,743
3,685,000	NYS DA (NYU Hospitals Center)[1]	5.250	07/01/2024	05/29/2017	C	3,890,402
50,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	07/01/2017	A	53,657
14,170,000	NYS DA (NYU)[1]	5.250	07/01/2027	07/01/2019	A	16,103,355
17,000,000	NYS DA (Personal Income Tax)[1]	5.000	12/15/2029	12/15/2022	A	20,288,310
2,000,000	NYS DA (Providence Rest)[1]	5.250	07/01/2025	01/31/2016	A	2,002,220
1,350,000	NYS DA (Providence Rest)[1]	5.125	07/01/2030	01/31/2016	A	1,350,108
3,680,000	NYS DA (Providence Rest)[1]	5.000	07/01/2021	01/31/2016	A	3,684,232
1,025,000	NYS DA (School District Bond Financing Program), Series C1	5.000	10/01/2026	10/01/2022	A	1,202,674
2,820,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2026	10/01/2022	A	3,318,491
400,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2027	10/01/2022	A	467,696
200,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2028	10/01/2022	A	231,442
500,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2027	10/01/2022	A	582,325
1,690,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2026	10/01/2022	A	1,981,795
400,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2028	10/01/2022	A	461,540
500,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2029	10/01/2022	A	574,835
1,665,000	NYS DA (School District Financing)[1]	5.000	10/01/2026	10/01/2023	A	1,967,481
1,885,000	NYS DA (School District Financing)[1]	5.000	10/01/2027	10/01/2023	A	2,213,989
2,485,000	NYS DA (School District Financing)[1]	5.000	10/01/2027	10/01/2023	A	2,926,361
2,250,000	NYS DA (School District Financing)[1]	5.000	10/01/2025	10/01/2023	A	2,690,820
2,740,000	NYS DA (School District Financing)[1]	5.000	10/01/2026	10/01/2023	A	3,249,503
3,190,000	NYS DA (School District Financing)[1]	5.000	10/01/2026	10/01/2023	A	3,783,181
1,675,000	NYS DA (School District Financing)[1]	5.000	10/01/2025	10/01/2022	A	1,986,701

35 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$2,190,000	NYS DA (School District Financing)[1]	5.000%	10/01/2024	10/01/2022	A	$2,621,934
395,000	NYS DA (Special Act School Districts)	6.000	07/01/2019	01/31/2016	A	396,837
90,000	NYS DA (Special Act School Districts)	5.750	07/01/2019	01/31/2016	A	90,400
5,000	NYS DA (Special Act School Districts)	6.000	07/01/2016	01/31/2016	A	5,023
2,490,000	NYS DA (Special Surgery Hospital)[1]	6.250	08/15/2034	08/14/2019	A	2,925,352
815,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	07/01/2022	A	945,824
6,850,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	07/01/2022	A	7,845,031
180,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	07/01/2022	A	207,486
3,685,000	NYS DA (St. Lawrence)[1]	5.400	08/15/2026	08/15/2017	A	3,960,933
19,280,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2028	03/15/2022	A	22,841,787
20,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	20,639
1,300,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	09/15/2016	A	1,341,561
1,135,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	1,374,485
17,870,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	09/15/2016	A	18,441,304
3,260,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2017	03/15/2017		3,428,966
10,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	09/15/2016	03/15/2016	A	10,098
1,020,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	08/15/2018	08/15/2018		1,124,142
4,660,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	5,510,683
410,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	423,108
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	02/15/2019	A	281,755
2,820,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	08/15/2022	01/31/2016	A	2,834,072
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	A	7,793,878
95,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[1]	5.750	07/01/2018	01/31/2016	A	95,271
25,000	NYS DA (Upstate Community Colleges)[1]	6.000	07/01/2031	01/01/2019	A	28,613
55,000	NYS DA (Vanderheyden Hall)	5.250	07/01/2018	01/31/2016	A	55,235
50,000	NYS DA (White Plains Hospital)[1]	5.375	02/15/2043	01/31/2016	A	50,534
1,170,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	1,203,146
245,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	277,737
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875	06/15/2020	01/31/2016	A	20,908
45,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2021	01/31/2016	A	45,426
3,360,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2034	01/31/2016	A	3,417,691
5,000	NYS ERDA (Brooklyn Union Gas Company)[1]	4.700	02/01/2024	02/01/2016	A	5,017

36 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$37,450,000	NYS ERDA (Brooklyn Union Gas Company)	5.500%	01/01/2021	01/31/2016	A	$37,611,035
3,000,000	NYS ERDA (Brooklyn Union Gas Company) Linked SAVRS & RIBS[1]	6.368	04/01/2020	04/01/2016	A	3,002,880
3,250,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2027	11/01/2017	A	3,360,793
445,000	NYS HFA (Division Street)[1]	5.000	02/15/2026	02/15/2016	A	445,997
595,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	02/15/2016	A	595,815
3,000,000	NYS HFA (Horizons at Wawayanda)[1]	5.350	06/01/2025	08/01/2017	A	3,105,030
305,000	NYS HFA (Hospital & Nursing Home)	5.150	11/01/2016	01/31/2016	A	306,254
30,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250	08/15/2019	01/31/2016	A	30,070
260,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2022	01/31/2016	A	260,530
75,000	NYS HFA (Multifamily Hsg.)[1]	6.850	11/01/2019	01/31/2016	A	75,286
300,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2031	01/31/2016	A	302,985
10,000	NYS HFA (Multifamily Hsg.)	5.400	02/15/2016	01/31/2016	A	10,035
1,585,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	01/31/2016	A	1,587,378
175,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2020	01/31/2016	A	177,854
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	01/31/2016	A	1,342,466
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	01/31/2016	A	1,242,306
1,905,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100	11/15/2023	09/19/2017	A	1,983,657
710,000	NYS HFA (Simeon Dewitt)[1]	8.000	11/01/2018	01/31/2016	A	713,515
225,000	NYS HFA, Series A1	6.125	11/01/2020	01/31/2016	A	225,639
100,000	NYS Thruway Authority[1]	5.000	04/01/2029	04/01/2019	A	110,929
10,000,000	NYS Thruway Authority[1]	5.000	01/01/2027	01/01/2022	A	11,728,400
15,000,000	NYS Thruway Authority[1]	5.000	01/01/2029	01/01/2022	A	17,463,300
20,500,000	NYS Thruway Authority[1]	5.000	01/01/2030	01/01/2022	A	23,753,555
5,000,000	NYS Thruway Authority[1]	5.000	01/01/2025	01/01/2018	A	5,366,100
850,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2036	03/15/2019	A	943,033
4,175,000	NYS UDC, Series D1	5.625	01/01/2028	01/01/2019	A	4,694,078
490,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2023	07/01/2022	A	553,671
515,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2024	07/01/2022	A	576,393
465,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2022	07/01/2022		527,487
540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2025	07/01/2022	A	599,989
1,000,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	A	1,153,320
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2020	07/01/2020		547,099
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2021	07/01/2021		876,682
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)1	5.000	07/01/2022	07/01/2022		933,446
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2022	07/01/2022		614,567
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2021	07/01/2021		578,725

37 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$690,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000%	07/01/2019	07/01/2019		$769,543
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2020	07/01/2020		823,469
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2019	07/01/2019		513,029
100,000	Orange County, NY IDA (Crystal Run Village)[1]	4.750	07/01/2016	07/01/2016		100,323
780,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2016	A	783,136
290,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2016	A	291,166
1,875,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)	5.375	12/01/2021	01/31/2016	A	1,882,238
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	01/31/2016	A	2,613,000
67,765,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.900	12/01/2017	01/31/2016	A	68,866,181
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	01/31/2016	A	40,099,899
106,875,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	01/31/2016	A	109,279,688
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	01/31/2016	A	47,765,770
16,600,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	01/31/2016	A	16,600,166
17,800,000	Port Authority NY/NJ, 143rd Series[1]	5.000	10/01/2030	04/01/2016	A	17,985,832
2,100,000	Port Authority NY/NJ, 151st Series[1]	6.000	09/15/2028	03/15/2018	A	2,322,915
250,000	Port Authority NY/NJ, 152nd Series[1]	5.000	11/01/2023	05/01/2018	A	268,540
8,070,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	05/01/2018	A	8,874,337
13,075,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2030	04/01/2022	A	14,910,338
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	A	11,495,600
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	A	8,054,839
7,500,000	Port Authority NY/NJ, 185th Series[1]	5.000	09/01/2027	09/01/2024	A	8,843,775
12,500,000	Port Authority NY/NJ, 185th Series[1]	5.000	09/01/2026	09/01/2024	A	14,846,000
3,775,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2031	10/15/2024	A	4,379,642
20,000	Poughkeepsie City, NY GO	5.000	03/15/2017	01/31/2016	A	20,081
680,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	02/01/2016	A	682,088
25,000	Queensbury, NY Union Free School District[1]	5.000	06/15/2016	06/15/2016		25,553
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)	5.375	12/01/2025	01/31/2016	A	1,204,632
40,000	Rensselaer County, NY IDA (Franciscan Heights)	4.500	12/01/2019	01/31/2016	A	40,125
885,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2029	02/01/2016	A	888,611
390,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)	5.125	08/01/2027	02/01/2016	A	391,591
50,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.500	08/01/2022	02/01/2016	A	50,220

38 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,490,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750%	06/01/2043	01/31/2016	A	$1,490,402
185,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.200	06/01/2025	01/31/2016	A	185,002
600,000	Rockland County, NY GO1	5.000	12/15/2022	12/15/2022		680,268
575,000	Rockland County, NY GO1	5.000	12/15/2020	12/15/2020		637,583
575,000	Rockland County, NY GO1	5.000	12/15/2019	12/15/2019		634,720
2,960,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.500	08/15/2025	01/31/2016	A	2,960,740
150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	01/31/2016	A	150,041
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2022	06/15/2017	A	427,020
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2021	06/15/2017	A	406,337
325,000	Spring Valley, NY GO	5.000	05/01/2022	01/31/2016	A	326,125
310,000	Spring Valley, NY GO	5.000	05/01/2021	01/31/2016	A	311,128
300,000	Spring Valley, NY GO	5.000	05/01/2020	01/31/2016	A	301,146
350,000	Spring Valley, NY GO	5.000	05/01/2024	01/31/2016	A	351,148
335,000	Spring Valley, NY GO	5.000	05/01/2023	01/31/2016	A	336,132
365,000	Spring Valley, NY GO	5.000	05/01/2025	01/31/2016	A	366,197
1,050,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.250	09/01/2033	03/01/2022	A	1,197,284
910,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	6.200	12/01/2017	06/02/2017	B	905,368
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2027	01/01/2023	A	1,571,000
920,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2025	01/01/2023	A	1,088,590
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2024	01/01/2023	A	357,225
415,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	01/29/2021	A	429,077
105,000	Suffolk County, NY IDA (ALIA-CCDRCA)[1]	7.000	06/01/2016	06/01/2016		106,346
45,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	11/01/2017		45,878
200,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	11/01/2017	A	204,280
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	11/01/2017	A	306,420
300,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	03/31/2019	A	306,420
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	01/31/2016	A	303,495
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	01/31/2016	A	303,495
2,330,000	Suffolk County, NY IDA (Dowling College)[6]	6.700	12/01/2020	01/18/2019	B	1,631,070
1,180,000	Suffolk County, NY IDA (Dowling College)	4.750	06/01/2026	07/04/2024	B	1,034,128
300,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	01/31/2016	A	303,495
55,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.250	11/01/2016	11/01/2016		55,651

39 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$200,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000%	03/01/2026	01/31/2016	A	$203,122
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2021	01/31/2016	A	1,008,340
1,300,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2019	01/31/2016	A	1,310,894
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2018	01/31/2016	A	1,011,150
900,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2017	01/31/2016	A	910,035
720,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2020	01/31/2016	A	730,058
1,365,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[2]	5.500	01/01/2023	01/31/2016	A	1,365,328
5,000	Suffolk County, NY IDA (South Country Library)[1,2]	4.750	01/01/2019	01/31/2016	A	5,015
200,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000	10/01/2020	01/31/2016	A	202,330
200,000	Suffolk County, NY IDA (WORCA)[1]	6.000	10/01/2020	01/31/2016	A	202,330
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2021	06/01/2021		1,323,048
25,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2017	03/01/2016	A	25,153
75,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2020	03/01/2016	A	75,389
30,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2021	03/01/2016	A	30,147
100,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2023	03/01/2016	A	100,482
550,000	Syracuse, NY IDA (Carousel Center)[2]	4.900[7]	01/01/2018	07/11/2017	B	491,084
170,000	Syracuse, NY IDA (One Center Armory Garage)	6.750	12/01/2017	01/31/2016	A	170,277
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2031	09/01/2021	A	1,111,180
170,000	Ulster County, NY Res Rec[1]	5.000	03/01/2018	03/01/2016	A	171,030
160,000	Ulster County, NY Res Rec[1]	5.000	03/01/2017	03/01/2016	A	161,066
155,000	Ulster County, NY Res Rec[1]	5.000	03/01/2016	03/01/2016		156,119
9,385,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.750	06/01/2030	05/31/2016	A	9,384,155
360,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000	06/01/2040	01/31/2016	A	360,058
55,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250[8]	06/01/2025	01/31/2016	A	55,014
830,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450[8]	06/01/2040	06/01/2018	A	842,400
190,000	Westchester County, NY IDA (JDAM)[1]	6.750	04/01/2016	04/01/2016		191,277
1,520,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	4.500	06/01/2021	01/31/2016	A	1,520,441
10,700,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	01/31/2016	A	10,707,383
75,000	White Plains, NY HDC (Battle Hill)[1]	6.650	02/01/2025	02/08/2021	B	87,110
1,000,000	Yonkers, NY GO1	5.000	10/01/2024	10/01/2021	A	1,152,030
2,000,000	Yonkers, NY GO1	5.000	10/01/2023	10/01/2021	A	2,329,620
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)	5.000	04/01/2025	01/31/2016	A	1,459,772

40 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$4,830,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	5.750%	06/01/2024	06/01/2019	A	$5,411,918
600,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	06/01/2019	A	675,498
310,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1]	6.800	07/01/2016	01/31/2016	A	311,144

						1,918,526,348
U.S. Possessions—29.6%
3,200,000	Guam Education Financing Foundation COP (Guam Public School Facilities)[1]	4.500	10/01/2026	10/01/2016	A	3,200,864
3,255,000	Guam Government Business Privilege[1]	5.000	01/01/2028	01/01/2022	A	3,646,088
1,435,000	Guam Government Business Privilege[1]	5.000	01/01/2027	01/01/2022	A	1,617,546
12,155,000	Guam International Airport Authority[1]	6.000	10/01/2023	08/01/2018	A	13,432,612
3,185,000	Guam Power Authority, Series A1	5.000	10/01/2025	10/01/2022	A	3,769,416
2,690,000	Guam Power Authority, Series A1	5.000	10/01/2026	10/01/2022	A	3,175,706
4,000,000	Guam Power Authority, Series A1	5.000	10/01/2030	10/01/2022	A	4,715,320
1,350,000	Guam Power Authority, Series A1	5.000	10/01/2021	10/01/2021		1,592,217
900,000	Guam Power Authority, Series A1	5.000	10/01/2019	10/01/2019		1,018,638
1,350,000	Guam Power Authority, Series A1	5.000	10/01/2020	10/01/2020		1,561,950
15,250,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2024	07/01/2024		10,669,662
160,750,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	01/31/2016	A	163,965,000
72,885,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	01/31/2016	A	73,196,948
30,755,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	01/31/2016	A	30,804,823
6,750,000	Puerto Rico Commonwealth GO	5.250	07/01/2032	07/01/2032		4,383,247
440,000	Puerto Rico Commonwealth GO	5.500	07/01/2020	07/01/2020		450,991
2,840,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	05/09/2029	B	1,846,369
5,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	07/01/2030		3,250,650
21,785,000	Puerto Rico Commonwealth GO	5.250	07/01/2025	07/01/2025		14,372,654
165,000	Puerto Rico Commonwealth GO	5.000	07/01/2024	07/01/2024		107,623
15,000	Puerto Rico Commonwealth GO	5.250	07/01/2029	07/01/2029		9,809
1,950,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	08/26/2036	B	1,300,221
10,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2029	07/01/2029		6,663,200
1,400,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	07/01/2030		915,418
600,000	Puerto Rico Commonwealth GO	6.000	07/01/2038	08/12/2036	B	397,074
11,735,000	Puerto Rico Commonwealth GO	5.250	07/01/2032	10/02/2031	B	7,620,357
25,000	Puerto Rico Commonwealth GO	5.000	07/01/2028	08/06/2026	B	16,281
13,100,000	Puerto Rico Commonwealth GO	5.500	07/01/2023	07/01/2023		8,729,971
2,995,000	Puerto Rico Commonwealth GO	5.125	07/01/2031	07/01/2031		1,944,923
2,430,000	Puerto Rico Commonwealth GO	5.250	07/01/2021	07/01/2021		1,605,720
4,795,000	Puerto Rico Commonwealth GO	5.250	07/01/2022	07/01/2022		3,163,357
240,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	07/01/2026		158,995
14,850,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2024		9,797,584
1,950,000	Puerto Rico Commonwealth GO1	5.500	07/01/2019	07/01/2019		2,004,561
100,000	Puerto Rico Commonwealth GO1	5.500	07/01/2016	07/01/2016		101,249
4,575,000	Puerto Rico Commonwealth GO	5.250	07/01/2023	07/01/2023		3,018,356
400,000	Puerto Rico Commonwealth GO5	0.700	07/01/2021	01/01/2017	A	255,300

41 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$2,715,000	Puerto Rico Commonwealth GO	5.250%	07/01/2022	07/01/2022		$1,791,140
270,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2024		178,138
6,155,000	Puerto Rico Commonwealth GO5	0.820	07/01/2020	07/01/2020		5,833,093
500,000	Puerto Rico Commonwealth GO	5.250	07/01/2020	07/01/2020		480,740
12,600,000	Puerto Rico Commonwealth GO5	0.780	07/01/2018	07/01/2018		12,256,650
4,400,000	Puerto Rico Commonwealth GO5	0.800	07/01/2019	07/01/2019		4,243,888
150,000	Puerto Rico Convention Center Authority	5.000	07/01/2023	07/01/2023		71,437
28,360,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2022	07/01/2022		18,264,691
11,490,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2024	07/01/2024		7,399,790
10,920,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2023	07/01/2023		7,032,589
11,595,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2025	07/01/2025		7,467,760
24,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2027	07/01/2027		15,457,680
33,580,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	07/01/2028		21,628,542
4,905,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250	07/01/2028	07/01/2028		3,159,261
100,000	Puerto Rico Electric Power Authority, Series DDD[9]	5.000	07/01/2022	07/01/2022		64,403
2,915,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2017	07/01/2017		2,987,234
500,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2024	07/01/2024		499,145
285,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2021	01/31/2016	A	285,017
50,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2022	07/01/2022		49,999
280,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	07/01/2024		279,521
830,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2023	07/01/2023		828,714
175,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2017	01/31/2016	A	175,158
100,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2022	07/01/2022		99,998
12,500,000	Puerto Rico Electric Power Authority, Series WW9	5.250	07/01/2025	07/01/2025		8,050,625
10,040,000	Puerto Rico Electric Power Authority, Series ZZ9	5.000	07/01/2018	07/01/2018		6,475,700
5,000,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2018	07/01/2018		3,224,900
500,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2026	07/01/2026		322,025
85,000	Puerto Rico HFA[1]	5.000	12/01/2020	01/31/2016	A	85,706
5,400,000	Puerto Rico Highway & Transportation Authority[5]	1.084	07/01/2028	07/01/2028		3,805,704

42 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$7,995,000	Puerto Rico Highway & Transportation Authority	5.750%	07/01/2022	07/01/2022		$1,916,162
100,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2017	07/01/2017		53,316
835,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2027	12/28/2026	B	834,958
25,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	07/01/2019		6,455
2,900,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		1,492,746
425,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	02/20/2026	B	99,280
90,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2022	01/22/2021	B	21,622
7,000,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2024	07/01/2024		1,653,890
50,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	02/20/2026	B	49,111
230,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2020	07/01/2020		59,255
425,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	07/01/2019		377,255
160,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2025	07/01/2025		74,952
140,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2018	07/01/2016	A	140,346
90,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	08/06/2026	B	21,024
5,060,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2021	07/01/2021		2,411,849
135,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2023	07/01/2023		32,160
400,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2019		196,528
100,000	Puerto Rico Highway & Transportation Authority, Series I	5.000	07/01/2023	07/01/2023		47,341
11,000,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2022	07/01/2022		2,642,640
16,725,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2026	07/01/2026		3,927,030
12,275,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2023	07/01/2023		2,924,150
14,545,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2025	07/01/2025		3,427,238
12,760,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2024	07/01/2024		3,020,802
4,355,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2021	07/01/2021		1,058,047
75,000	Puerto Rico Industrial Devel. Company, Series B2	5.375	07/01/2016	01/31/2016	A	75,304
16,550,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		5,205,306

43 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$780,000	Puerto Rico Infrastructure	5.000%	07/01/2019	07/01/2019		$113,100
5,000,000	Puerto Rico Infrastructure	5.500	07/01/2021	07/01/2021		2,409,000
980,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	03/02/2021	B	500,045
2,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		761,650
4,250,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2023	07/01/2023		2,041,785
1,250,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2016	07/01/2016		1,258,425
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2018	04/01/2018		1,129,267
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2019	04/01/2019		1,128,687
2,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2016	04/01/2016		2,493,575
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2021	04/01/2021		620,029
2,000,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2017	04/01/2017		1,974,420
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2022	04/01/2022		605,599
22,900,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	21,999,572
15,645,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	15,737,775
2,000,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.500	11/15/2020	01/31/2016	A	2,042,520
75,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.125	11/15/2025	01/31/2016	A	76,645
500,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		490,790
2,390,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700	05/01/2024	10/04/2020	B	2,358,309
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2022	10/01/2022		317,508
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2021	10/01/2021		286,656
2,215,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2016	07/01/2016		2,245,456
355,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2018	07/01/2016	A	357,872
1,875,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2019	07/01/2016	A	1,884,619
2,445,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2017	07/01/2016	A	2,474,364
85,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	01/31/2016	A	85,326
125,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	02/01/2016	A	125,453

44 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$10,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250%	08/01/2024	08/01/2024		$3,900,500
70,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2021	02/01/2016	A	70,252
20,000	Puerto Rico Municipal Finance Agency, Series A1	4.750	08/01/2022	02/01/2016	A	20,003
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2027	01/31/2016	A	499,975
9,400,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2023	08/01/2023		3,672,298
10,245,000	Puerto Rico Municipal Finance Agency, Series C1	5.250	08/01/2018	08/01/2018		10,705,820
275,000	Puerto Rico Public Buildings Authority	5.125	07/01/2024	02/02/2024	B	160,858
1,250,000	Puerto Rico Public Buildings Authority	5.500[3]	07/01/2035	07/01/2017	D	1,260,087
3,020,000	Puerto Rico Public Buildings Authority	6.000	07/01/2020	07/01/2020		1,845,673
14,280,000	Puerto Rico Public Buildings Authority	5.250	07/01/2029	05/03/2028	B	8,233,705
1,400,000	Puerto Rico Public Buildings Authority	5.750[3]	07/01/2034	07/01/2017	D	1,066,506
2,425,000	Puerto Rico Public Buildings Authority	5.500	07/01/2024	07/01/2024		1,448,501
2,060,000	Puerto Rico Public Buildings Authority	5.500	07/01/2021	07/01/2021		1,243,519
13,195,000	Puerto Rico Public Buildings Authority	5.500	07/01/2026	07/01/2026		7,852,344
3,255,000	Puerto Rico Public Buildings Authority	5.500	07/01/2025	07/01/2025		1,938,841
3,035,000	Puerto Rico Public Buildings Authority	5.500	07/01/2018	07/01/2018		3,079,129
3,020,000	Puerto Rico Public Buildings Authority	5.500	07/01/2017	07/01/2017		3,071,008
1,270,000	Puerto Rico Public Buildings Authority	6.250	07/01/2023	07/01/2023		796,519
50,000	Puerto Rico Public Buildings Authority	5.750	07/01/2017	07/01/2017		31,701
7,160,000	Puerto Rico Public Buildings Authority	5.500	07/01/2016	07/01/2016		7,208,258
31,150,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	04/13/2025	B	19,966,215
13,645,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2021		8,809,894
3,490,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2022		2,119,861
50,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	07/01/2026		31,050
205,030,000	Puerto Rico Public Finance Corp., Series A10	6.500	08/01/2028	12/12/2027	B	32,804,800
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	08/01/2029		30,964,775
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.625	08/01/2030	08/01/2030		7,811,470
9,960,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	04/19/2041	B	4,005,514
4,080,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		1,599,034
2,750,000	University of Puerto Rico	5.000	06/01/2026	06/01/2026		1,049,730
3,725,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		1,460,833
5,645,000	University of Puerto Rico, Series P	5.000	06/01/2030	12/23/2028	B	2,163,559
7,470,000	University of Puerto Rico, Series P	5.000	06/01/2021	06/01/2021		3,088,472
8,500,000	University of Puerto Rico, Series P	5.000	06/01/2022	06/01/2022		3,424,310
8,410,000	University of Puerto Rico, Series Q	5.000	06/01/2023	06/01/2023		3,342,807
100,000	University of Puerto Rico, Series Q	5.000	06/01/2024	06/01/2024		39,217
300,000	University of Puerto Rico, Series Q	5.000	06/01/2030	12/22/2028	B	114,981
3,515,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		1,453,277
4,930,000	University of Puerto Rico, Series Q	5.000	06/01/2018	06/01/2018		2,111,371
2,490,000	University of Puerto Rico, Series Q	5.000	06/01/2019	06/01/2019		1,031,383
1,500,000	V.I. Public Finance Authority[1]	5.000	09/01/2033	09/01/2025	A	1,706,850

45 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000%	10/01/2027	10/01/2016	A	$51,418
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	1,763,483
9,815,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2032	10/01/2022	A	10,606,972
280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2028	10/01/2016	A	288,000
3,330,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	10/01/2016	A	3,431,532
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2024	10/01/2016	A	875,721
3,760,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	3,872,048
1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2027	10/01/2022	A	1,674,240
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750	10/01/2037	10/01/2019	A	699,751
20,000	V.I. Public Finance Authority, Series C1	5.000	10/01/2022	10/01/2019	A	22,020
1,440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	01/31/2016	A	1,440,245
400,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	01/31/2016	A	400,104
100,000	V.I. Water & Power Authority[1]	4.500	07/01/2020	01/31/2016	A	100,053
125,000	V.I. Water & Power Authority[1]	4.500	07/01/2028	01/31/2016	A	125,053
225,000	V.I. Water & Power Authority[1]	5.000	07/01/2018	01/31/2016	A	225,232
100,000	V.I. Water & Power Authority[1]	5.000	07/01/2019	01/31/2016	A	100,099
						831,148,033
Total Municipal Bonds and Notes (Cost $3,167,958,063)						2,749,674,381

Shares
Common Stock—0.2%
2,137	CMS Liquidating Trust[11,12] (Cost $6,838,400)					5,877,284

Principal Amount		Coupon	Maturity
Corporate Bond and Note—0.1%
$1,395,000	Dowling College, NY, Series 2015 Taxable Revenue Bond (Cost $1,395,000)	7.500%	06/15/2018			1,391,567
Total Investments, at Value (Cost $3,176,191,463)—98.3%						2,756,943,232
Net Other Assets (Liabilities)—1.7						48,767,496
Net Assets—100.0%						$2,805,710,728

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed. (Unaudited)

    A. Optional call date; corresponds to the most conservative yield calculation.

    B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

46 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

D. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

11. Non-income producing security.

12. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
CCDRCA	Catholic Charities of the Diocese of Rockville Centre and Affiliates
COP	Certificates of Participation
CRR	Center for Rapid Recovery
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FNHC	Ferncliff Nursing Home Company
FREE	Family Residences and Essential Enterprises
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HKSB	Helen Keller Services for the Blind
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

47 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
KR	Kateri Residence
L.I.	Long Island
MMWNHC	Mary Manning Walsh Nursing Home Company
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds
SAVRS	Select Auction Variable Rate Securities
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
USBFCC	Urban Strategies Brookdale Family Care Center
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

48 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value (cost $3,176,191,463)—see accompanying statement of investments	$2,756,943,232

Cash	1,338,250

Receivables and other assets:
Investments sold (including $110,317,623 sold on a when-issued or delayed delivery basis)	110,373,443
Interest	44,345,772
Shares of beneficial interest sold	4,029,079
Other	485,564

Total assets	2,917,515,340
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	48,250,000
Payable for borrowings (See Note 9)	45,500,000
Shares of beneficial interest redeemed	15,174,984
Dividends	1,412,376
Trustees’ compensation	669,698
Distribution and service plan fees	574,706
Shareholder communications	24,616
Interest expense on borrowings	2,340
Other	195,892

Total liabilities	111,804,612

Net Assets	$2,805,710,728

Composition of Net Assets
Paid-in capital	$3,295,977,470

Accumulated net investment income	19,253,055

Accumulated net realized loss on investments	(90,271,566)

Net unrealized depreciation on investments	(419,248,231)

Net Assets	$2,805,710,728

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,854,408,567 and
615,358,379 shares of beneficial interest outstanding)	$3.01
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.08

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,956,285 and 2,977,236 shares of beneficial interest outstanding)	$3.01

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $787,923,465 and 262,862,238 shares of beneficial interest outstanding)	$3.00

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$154,422,411 and 51,247,970 shares of beneficial interest outstanding)	$3.01

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Interest	$149,627,519

Expenses
Management fees	13,144,568

Distribution and service plan fees:
Class A	5,305,052
Class B	114,212
Class C	9,114,810

Transfer and shareholder servicing agent fees:
Class A	2,157,622
Class B	11,427
Class C	911,822
Class Y	193,377

Shareholder communications:
Class A	27,556
Class B	746
Class C	16,699
Class Y	2,673

Borrowing fees	1,724,375

Interest expense and fees on short-term floating rate notes issued (See Note 4)	549,045

Trustees’ compensation	68,983

Interest expense on borrowings	32,963

Custodian fees and expenses	29,071

Other	719,998

Total expenses	34,124,999

Net Investment Income	115,502,520
Realized and Unrealized Gain (Loss)
Net realized gain	9,740,479

Net change in unrealized appreciation/depreciation on investments	(161,843,300)

Net Decrease in Net Assets Resulting from Operations	$(36,600,301)

See accompanying Notes to Financial Statements.

50 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment income	$115,502,520	$150,580,453

Net realized gain	9,740,479	3,345,086

Net change in unrealized appreciation/depreciation	(161,843,300)	98,149,510

Net increase (decrease) in net assets resulting from operations	(36,600,301)	252,075,049
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(83,075,204)	(95,131,137)
Class B	(354,960)	(488,807)
Class C	(28,444,262)	(32,087,268)
Class Y	(7,924,110)	(7,532,654)

	(119,798,536)	(135,239,866)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(387,782,960)	(514,271,673)
Class B	(4,376,158)	(6,519,512)
Class C	(166,482,556)	(195,075,463)
Class Y	(49,828,490)	37,020,276

	(608,470,164)	(678,846,372)
Net Assets
Total decrease	(764,869,001)	(562,011,189)

Beginning of period	3,570,579,729	4,132,590,918

End of period (including accumulated net investment income of
$19,253,055 and $21,933,108, respectively)	$2,805,710,728	$3,570,579,729

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.16	$3.06	$3.39	$3.32	$3.22

Income (loss) from investment operations:
Net investment income[2]	0.12	0.13	0.12	0.13	0.14
Net realized and unrealized gain (loss)	(0.15)	0.09	(0.34)	0.07	0.10

Total from investment operations	(0.03)	0.22	(0.22)	0.20	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.12)	(0.11)	(0.13)	(0.14)

Net asset value, end of period	$3.01	$3.16	$3.06	$3.39	$3.32

Total Return, at Net Asset Value[3]	(1.02)%	7.16%	(6.55)%	6.13%	7.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,854,409	$2,345,120	$2,781,283	$3,800,912	$3,253,871

Average net assets (in thousands)	$2,155,732	$2,569,176	$3,525,801	$3,591,083	$3,074,407

Ratios to average net assets:[4]
Net investment income	3.73%	4.10%	3.56%	3.75%	4.34%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.78%	0.75%	0.76%	0.71%	0.72%
Interest and fees from borrowings	0.05%	0.06%	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%

Total expenses	0.85%	0.83%	0.81%	0.75%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.83%	0.81%	0.75%	0.77%

Portfolio turnover rate	9%	4%	8%	15%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class B	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.15	$3.06	$3.38	$3.31	$3.22

Income (loss) from investment operations:
Net investment income[2]	0.09	0.11	0.09	0.10	0.11
Net realized and unrealized gain (loss)	(0.13)	0.07	(0.33)	0.07	0.10

Total from investment operations	(0.04)	0.18	(0.24)	0.17	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.09)	(0.08)	(0.10)	(0.12)

Net asset value, end of period	$3.01	$3.15	$3.06	$3.38	$3.31

Total Return, at Net Asset Value[3]	(1.45)%	6.04%	(7.09)%	5.24%	6.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,956	$13,871	$19,850	$28,971	$35,183

Average net assets (in thousands)	$11,405	$16,439	$24,528	$32,565	$37,587

Ratios to average net assets:[4]
Net investment incomes	2.97%	3.36%	2.69%	2.93%	3.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.49%	1.63%	1.56%	1.59%
Interest and fees from borrowings	0.05%	0.06%	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%

Total expenses	1.61%	1.57%	1.68%	1.60%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.57%	1.68%	1.60%	1.64%

Portfolio turnover rate	9%	4%	8%	15%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.14	$3.05	$3.37	$3.30	$3.21

Income (loss) from investment operations:
Net investment income[2]	0.09	0.10	0.09	0.10	0.12
Net realized and unrealized gain (loss)	(0.13)	0.08	(0.32)	0.08	0.09

Total from investment operations	(0.04)	0.18	(0.23)	0.18	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.11)	(0.12)

Net asset value, end of period	$3.00	$3.14	$3.05	$3.37	$3.30

Total Return, at Net Asset Value[3]	(1.45)%	6.05%	(7.01)%	5.35%	6.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$787,924	$998,061	$1,160,492	$1,557,436	$1,319,078

Average net assets (in thousands)	$911,014	$1,078,306	$1,450,233	$1,459,347	$1,251,673

Ratios to average net assets:[4]
Net investment income	2.97%	3.35%	2.78%	2.99%	3.58%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.50%	1.54%	1.48%	1.49%
Interest and fees from borrowings	0.05%	0.06%	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%

Total expenses	1.60%	1.58%	1.59%	1.52%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.58%	1.59%	1.52%	1.54%

Portfolio turnover rate	9%	4%	8%	15%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class Y	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.16	$3.06	$3.39	$3.32	$3.18

Income (loss) from investment operations:
Net investment income[2]	0.12	0.14	0.12	0.13	0.11
Net realized and unrealized gain (loss)	(0.14)	0.08	(0.33)	0.08	0.14

Total from investment operations	(0.02)	0.22	(0.21)	0.21	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.12)	(0.12)	(0.14)	(0.11)

Net asset value, end of period	$3.01	$3.16	$3.06	$3.39	$3.32

Total Return, at Net Asset Value[3]	(0.77)%	7.42%	(6.34)%	6.38%	7.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,422	$213,528	$170,966	$207,859	$54,894

Average net assets (in thousands)	$193,158	$191,461	$210,498	$157,688	$15,811

Ratios to average net assets:[4]
Net investment income	3.97%	4.35%	3.80%	3.95%	4.37%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.53%	0.50%	0.54%	0.48%	0.46%
Interest and fees from borrowings	0.05%	0.06%	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%

Total expenses	0.60%	0.58%	0.59%	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.58%	0.59%	0.52%	0.51%

Portfolio turnover rate	9%	4%	8%	15%	15%

1. For the period from March 30, 2011 (inception of offering) to December 30, 2011, the last business day of the reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANACIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), a series of Rochester Portfolio Series, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

56 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

57 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$36,896,145	$—	$91,638,766	$422,492,084

1. At period end, the Fund had $91,638,766 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$53,401,694
2017	16,519,543
2018	813,470
No expiration	20,904,059

Total	$91,638,766

2. During the reporting period, the Fund utilized $7,725,632 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $5,134,869 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$25,571	$1,615,963	$1,641,534

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Exempt-interest dividends	$118,275,582	$133,939,882
Ordinary income	1,522,954	1,299,984

Total	$119,798,536	$135,239,866

58 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,133,133,958[1]

Gross unrealized appreciation	$84,151,636
Gross unrealized depreciation	(506,643,720)

Net unrealized depreciation	$(422,492,084)

1. The Federal tax cost of securities does not include cost of $46,301,358, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean

59 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price

60 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

61 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,918,526,348	$—	$1,918,526,348
U.S. Possessions	—	831,148,033	—	831,148,033
Common Stock	—	—	5,877,284	5,877,284
Corporate Bond and Note	—	1,391,567	—	1,391,567

Total Assets	$—	$2,751,065,948	$5,877,284	$2,756,943,232

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to

62 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to

63 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 4. Investments and Risks (Continued)

changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily

64 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $48,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $116,594,230 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $48,250,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$11,485,000	NYC GO Tender Option Bond Series 2015-XF2155 Trust[3]	9.538%	8/1/26	$16,365,206
9,380,000	NYC GO Tender Option Bond Series 2015-XF2155-2 Trust[3]	9.538	8/1/26	13,365,750
13,045,000	NYC GO Tender Option Bond Series 2015-XF2155-3 Trust[3]	9.538	8/1/27	18,390,841
14,345,000	NYC GO Tender Option Bond Series 2015-XF2155-4 Trust[3]	9.537	8/1/27	20,222,433

				$68,344,230

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage

65 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 4. Investments and Risks (Continued)

from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $48,250,000 or 1.65% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Sold securities	$110,317,623

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet

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4. Investments and Risks (Continued)

interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$205,581,173
Market Value	$32,804,800
Market Value as % of Net Assets	1.17%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $98,547,966, representing 3.51% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

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NOTES TO FINANCIAL STATEMENTS Continued 5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	62,445,581	$193,208,065	75,769,414	$236,979,731
Dividends and/or distributions reinvested	24,010,689	74,063,341	24,583,455	77,018,825
Redeemed	(214,071,862)	(655,054,366)	(265,401,953)	(828,270,229)

Net decrease	(127,615,592)	$(387,782,960)	(165,049,084)	$(514,271,673)

Class B
Sold	11,283	$34,765	110,975	$347,122
Dividends and/or distributions reinvested	101,044	311,833	132,989	416,051
Redeemed	(1,536,995)	(4,722,756)	(2,332,312)	(7,282,685)

Net decrease	(1,424,668)	$(4,376,158)	(2,088,348)	$(6,519,512)

Class C
Sold	24,473,132	$75,076,441	28,164,114	$87,686,888
Dividends and/or distributions reinvested	8,176,339	25,116,134	6,285,468	19,597,031
Redeemed	(87,621,949)	(266,675,131)	(97,360,561)	(302,359,382)

Net decrease	(54,972,478)	$(166,482,556)	(62,910,979)	$(195,075,463)

Class Y
Sold	18,890,971	$58,350,867	39,595,985	$123,623,515
Dividends and/or distributions reinvested	2,269,437	7,003,444	1,516,041	4,752,392
Redeemed	(37,571,197)	(115,182,801)	(29,267,160)	(91,355,631)

Net increase (decrease)	(16,410,789)	$(49,828,490)	11,844,866	$37,020,276

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

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7. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$290,583,315	$946,913,335

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

The Fund’s effective management fee for the reporting period was 0.40% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with

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NOTES TO FINANCIAL STATEMENTS Continued 8. Fees and Other Transactions with Affiliates (Continued)

respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$18,647
Payments Made to Retired Trustees	82,047
Accumulated Liability as of December 31, 2015	419,172

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that

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8. Fees and Other Transactions with Affiliates (Continued)

purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
December 31, 2015	$7,568	$60,411	$8,328	$43,954

Cross-Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities by the Fund from or to another fund that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed.

During the period, the Fund had $1,845,082 in purchases and $95,845,564 in sales considered cross-trades.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to

71 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 9. Borrowings and Other Financing (Continued)

holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4330% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.4330%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$13,812,603
Average Daily Interest Rate	0.245%
Fees Paid	$1,033,661
Interest Paid	$30,980

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively.

72 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$503,438

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals

73 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued 10. Pending Litigation (Continued)

for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

74 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term New York Municipal Fund (a separate series of Oppenheimer Rochester Portfolio Series), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term New York Municipal Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 25, 2016

75 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2015 are eligible for the corporate dividend-received deduction. 98.73% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. For the state income tax reporting purposes, the distribution breaks down as follows: New York State (56.3%), Puerto Rico (42.4%), Guam (0.8%), Virgin Islands (0.5%).

During 2015, 21.2564% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

76 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

77 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Moscow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state short category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state short funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and

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indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch

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TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011- February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008- October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral

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Edmund P. Giambastiani, Jr., Continued	Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998- February 2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Continued	Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee/Advisory Board Member (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011- 2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010- September 2014), Chairman of the Audit Committee (March 2009- September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee

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Daniel Vandivort, Continued	of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992- November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Vice Chairman of MassMutual Asset Management Holding Company (since January 2015); Chairman of the Sub-Adviser (July 2014- December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset

85 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003- November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. An officer of 101 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010- December 2012); Chief Investment Officer, Fixed-Income, of the Sub- Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub- Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub- Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub- Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003- September 2006) and a Credit Analyst of the Sub-Adviser (July 2001- May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009- December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008- November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011- December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	(January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011- December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub- Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998- March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000- June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

89 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

90 OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0355.001.1215 February 22, 2016

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $56,200 in fiscal 2015 and $46,500 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $621,859 in fiscal 2015 and $1,012,359 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:   Internal control reviews, GIPS attestation procedures, reorganization, system conversion testing, audit overages, and audit scope changes

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $720,026 in fiscal 2015 and $477,069 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:   tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,344,385 in fiscal 2015 and $1,489,428 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/16/2016